FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------

      This First Amendment to Employment Agreement (this "Amendment"), is dated September 1st, 1999 (the "Effective Date"), between Intelligroup, Inc., a New Jersey corporation (the "Company") and Matthew Shocklee (the "Executive").

                                   STATEMENTS
                                   ----------

      A. The Company and Executive are parties to that certain Employment Agreement dated as of November 18, 1998 (the "Employment Agreement").

      B. The Company and the Executive desire to amend the Employment Agreement to reflect mutually agreed upon revised terms of employment of the Executive in accordance with the provisions of this Amendment.

      C. The Executive desires and is willing to accept continued employment with the Company in accordance with the terms and conditions of the Amendment.

      NOW, THEREFORE, the parties agree as follows:

ARTICLE 1.  AMENDMENT
---------------------

      Article 1.1 of the Employment Agreement is amended to change the Executive's title from Vice President to President, Enterprise Solutions Group-North America, effective September 1st, 1999.

ARTICLE 2.  REFERENCE TO AND EFFECT ON THE EMPLOYMENT AGREEMENT
---------------------------------------------------------------

       2.1. On and after the date first set forth above, each reference to "this Agreement", "the Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Employment Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Employment Agreement, a reference to the Employment Agreement in any of such instrument or document deemed to be a reference to the Employment Agreement as amended hereby.

       2.2. Except as expressly amended by this Amendment, the Employment Agreement shall remain in full force and effect.

ARTICLE 3.  GOVERNING LAW
-------------------------

      This Amendment is governed by and is to be construed and enforced in accordance with the laws of New Jersey as though made and to be fully performed in New Jersey (without regard to the conflicts of law rules of New Jersey).

ARTICLE 4.  COUNTERPARTS
------------------------

      This Amendment may be executed one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

       IN WITNESS WHEREOF, the parties have signed this Agreement.

                                          INTELLIGROUP, INC.



Dated: September 1st, 1999            By: /s/ Ashok Pandey
       -------------------                ----------------------------------
                                          Ashok Pandey
                                          Co-Chief Executive Officer



Dated:   12-19-99                     By: /s/ Matthew Shocklee
       -------------------                ---------------------------------
                                          Matthew Shocklee

                               INTELLIGROUP, INC.


                      Compensation Letter: Matthew Shocklee
                      -------------------------------------

                                   June    , 1999

Dear Matt:

      The following will outline the changes in your compensation effective [June , 1999]:

     1. Stock Options: The Compensation Committee of the Board of Directors has approved a grant to you of 75,000 stock options with an exercise price per share equal to the fair market value per share as of the date hereof. Vesting of such options shall occur as follows: 25% at the end of the first twelve months from the date hereof and 25% on each anniversary thereafter.

     2. Performance Based Stock Options: You shall be eligible to receive 25,000 stock options based upon the achievement of certain milestones, the specifics of which shall be mutually determined between yourself and the Company.

Sincerely,



Ashok Pandey
Co-Chief Executive Officer


I accept the above changes in my compensation as of the date hereof.



---------------------------------
Matthew Shocklee